                                                                   Exhibit 10.71

                                                                      (IBM LOGO)
                                                            3039 Cornwallis Road
                                                                   RTP, NC 27709


March 26, 2004

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA  95110

Attention:  Mr. Michael Harrison

Subject:  Amendment 15 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 15 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, which the parties hereto do mutually agree to amend as follows:

1. The following Brocade Products are hereby incorporated into the Agreement via the new Pricing Schedule Attached: 1) [*], eight port switch, one fixed power supply, two domain fabric, with WebTools and Advanced Zoning; and 2) [*], sixteen port switch, two fixed power supplies, four domain fabric, with WebTools, Advanced Zoning and Fabric Watch. and 3) [*], Fibre Channel Director, includes 2 Meteor Port Blades, 2 Meteor CP Blades, 2 Power Supplies, 3 Blowers, 6 Port Blade Filler Panels, 1 Cable Management Pillar, 2 Power Supply Filler Panels, Fabric OS, Advanced Web Tools, Advanced Zoning, Fabric Watch, Performance Monitoring, Trunking.

2.    The Definitions section is amended to include the following:

      a. "Backline Support" refers to the escalation point for Frontline Support, for issues that cannot reasonably be resolved by Frontline Support, such as complicated installation or configuration issues, compatibility issues, complicated problem isolation and troubleshooting, and escalation of verified bugs to engineering. Backline Support is provided through telephone and e-mail support during normal Brocade business hours and after-hours support for Severity 1 problems. For more details, please refer to Brocade's Service Plan Policies Document
      <http://www.brocade.com/support/service_policies.jsp>.

      b. "End of Life" or "EOL" means the date and process by which Supplier discontinues the manufacture of a product.

      c. "End of Service" or "EOS" means date when Buyer officially discontinues Customer service and support for a Product. EOS dates are only addressed for the purposes of defining the date through which Supplier will make Repair Services available for Products, and do not affect Supplier's obligations with respect to FRU or other Product availability.

      d. "Feature" - Feature Release Version is always a number. It is used to indicate added minor and/or major functionality within a Platform Release Version.

      e. "Frontline Support" includes the initial direct contact with the end-user, call logging, entitlement verification, problem definition and isolation, determination of whether a solution is contained in the end user documentation, review of symptoms in the Brocade Knowledge Base for

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                                       1


Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION
      known resolutions, problem escalation to Brocade, and closing the case with the end user after problem resolution.

      f. "Field Replaceable Unit" or "FRU" means a Product, Product component, Product subassembly, Product documentation, Product code, or other Product part used to service a Customer system as described in the Product written specification.

      g. "Maintenance" - Maintenance Release Version is always a number. It is used to indicate a scheduled (date driven) release of defect fixes and carefully selected RFEs (Requests for Enhancements.)

      h. "Patch" - Patch Release Version is a letter (a-z). A Patch release Version should be considered functionally identical to Maintenance Release Version with the exception of the identified defect fixes. It will consist of one, or a limited number of defect fixes. A patch release is based upon the severity/priority of the defect and must be a critical or high severity defect from a customer point of view as well as from Brocade point of view.


      - Patch fixes are rolled into the next maintenance, feature or platform release.

      -     Patch fixes are cumulative for that code branch.

      i. "Platform" - Platform Release Version is always a number. It is used to designate a significant functional change to the software, and generally follows core fabric OS architecture changes, hardware architecture changes or new ASIC support.

      j. "Product_version_code (string designator)" - the letter V is exclusively used by the Fabric OS software product. For all other products, the product code name will be used. To avoid potential issues, all products will be named with lowercase.

      k. "Software Maintenance" refers to the provision to Buyer by Supplier of certain software updates at no additional charge (beyond any charges for Support and Maintenance) during the Software Maintenance period. Maintenance and Patch releases are generally included with Software Maintenance. Platform and Feature releases generally are not included with Software Maintenance.

      l. "Support and Maintenance" or "Software Maintenance and Support" mean Backline Support and Software Maintenance.

3. Section 2.3 "Taxes and Duties" is replaced in its entirety with the following:

      Supplier will ensure that the Prices do not include any sales, use or other similar taxes that do not apply to Buyer [*]. As may be necessary from time to time, the parties agree to negotiate in good faith to establish the terms and conditions for all legal, regulatory and administrative requirements, in addition to all associated duties and fees, associated with importation of Products into the country where the Product [*], which terms will be incorporated into this Agreement when signed by both parties. Supplier's invoices shall state applicable taxes owed by the Buyer, if any, [*] and with a proper [*] Products and Services. [*] shall remit such tax payments to [*]. Supplier agrees to use its commercially reasonable efforts to properly calculate any applicable Taxes at the time of invoice. Supplier and Buyer agree to cooperate to minimize any applicable Taxes, including reasonable notice and cooperation in connection with any audit. Any incremental taxes shall be [*] responsibility. If Buyer provides certification of an exemption from Tax or reduced rate of Tax imposed by an applicable taxing authority, then [*] unless and until the applicable taxing authority [*], at which time [*].

      Buyer shall withhold taxes, if required under the law to be withheld on payments made to Supplier hereunder and shall be required to remit to Supplier [*]. Buyer shall remit the taxes withheld to the appropriate government authority and agrees to provide Supplier in a timely manner with properly executed documentation or other information or receipts or certificates evidencing Buyers payment of any such withholding tax.

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Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
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
4.    The following is appended to Section 9.4:

      All Products purchased under this SOW are subject to [*] Software Maintenance and Support Program. Under the terms of this support program Supplier shall provide Software Maintenance and Support for a period of [*] commencing on the Effective Date of the Agreement. Thereafter, the [*] Software Maintenance and Support Program [*] for additional [*] periods commencing on the anniversary of the Effective Date of the Agreement, unless [*] with ninety- (90) days prior [*]. The fees for this [*] Software Maintenance Support Program shall be calculated as the [*] (as shown in Attachment Section 2.1 "Pricing"), multiplied by the [*]) during the [*] Software Maintenance Support period. For the convenience of [*], Software Maintenance shall be billed to Buyer with [*] as described in Attachment Section 2.1 "Pricing" and will be used to determine the total billings. The amounts for the [*]and [*] billed to Buyer with [*] shall be [*]. If total billings for Software Maintenance during [*] period exceed the fee for the [*] as determined per the calculation as described in this section, the excess billings will be used to [*], may be [*] Software Maintenance Support Program, or may be used as an [*] as mutually agreed upon. If total billings for Software Maintenance during [*] period are less than the fee for the [*] Software Maintenance Support Program as determined per the calculation as described in this section, [*] may elect to either [*] invoice such amount, adjust the [*] price in subsequent period(s) for the deficient amount, or adjust [*] based on [*] between the parties. When initiating a technical support request with Supplier, Buyer [*] either the serial number or worldwide name of the Product. Supplier shall have the right to assign support obligations to the appropriate local Supplier subsidiary.

      The parties agree to negotiate in good faith to clarify [*], and to amend this SOW accordingly by April 16, 2004.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Robert Tice at 3039 Cornwallis Road Research Triangle Park, NC 27709.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                              ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION          BROCADE COMMUNICATIONS SYSTEMS, INC.

By:  /s/ Robert J. Tice        3/29/04         By:    /s/ Jack Cuthbert        3/26/04
     ---------------------------------               ----------------------------------
     Authorized Signature       Date                 Authorized Signature       Date

       Robert J. Tice                                      Jack Cuthbert
--------------------------------------               ----------------------------------
Type or Print Name                                   Type or Print Name



     OEM Procurement Team Lead                            VP, OEM Sales
--------------------------------------               -----------------------------------
Title & Organization                                 Title & Organization


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                                       3


Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION

                                   ATTACHMENTS

1. Delete the table in its entirety in Section 1.1, "Specifications" and replace with the following:


IBM SPECIFICATION/ATTACHMENTS
(IF APPLICABLE)                       ENGINEERING CHANGE LEVEL               DESCRIPTION
-----------------------------         ------------------------               -----------
NA                                    Version 1.0                            SilkWorm 2000 Family Product Specification
                                                                             90-0000001-01
Attachment B                          Dated 8/06/2001                        Supplier Quality Attachment
GA-219261-11                          Version 10                             Packaging and Materials Handling Specification
Attachment A                          Dated 10/27/03, part number 22R0129    IBM SAN CSP Specification
NA                                    Version 2.0                            Brocade Fabric OS Publication 53-0001487-03
NA                                    Version 2.1                            Brocade WebTools Reference Manual Publication
                                                                             53-0001490-02
NA                                    Version 2.0                            Brocade Zoning Reference Manual Publication
                                                                             53-0001488-02
NA                                    Version 1.0                            SilkWorm 3800 Product
                                                                             Specification - 90-0000077-01
NA                                    Version 1.1                            SilkWorm 3900 Product Specification - 79-0000002-01
NA                                                                           SilkWorm 3200 Product Specification - Reference the
                                                                             Silkworm 3800 Product
NA                                    Dated:  March 8, 2002                  SilkWorm 12000 Product
                                                                             Specification  - 79-0000001-01
NA                                    Version 4.1.2                          Brocade Fabric OS
                                                                             Reference 53-0000519-06
NA                                    Version 3.1.0                          Brocade Fabric OS
                                                                             Reference 53-0000500-02
NA                                    Version 1.0                            SilkWorm 24000 Product Specification dated Nov 7, 2003
NA                                    Dated:  December, 2003                 SilkWorm 3250 Product Specification - 79-0000006-01
NA                                    Dated:  December, 2003                 SilkWorm 3850 Product Specification - 79-0000005-01

Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION

2. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

IBM P/N / NUMA-Q
    P/N           BROCADE P/N       DESCRIPTION                                        UNIT PRICE
----------------  -----------       -----------                                        ----------
[*]                    [*]          8-Port Fibre Channel Switch Single Power Supply       [*]
                                    (SW2400) Includes [*] - whole unit switch Product
[*]                    [*]          16 Port Fibre Channel                                 [*]
                                    Switch Single Power Supply (SW2800)
                                    Includes [*] - whole unit switch Product
[*]                    [*]          Silkworm 2000 Power Supply                            [*]
[*]                    [*]          Mainboard, SW 2400 (8-port)                           [*]
[*]
[*]                    [*]          Fan Tray, SW 2400 (8-port)                            [*]
[*]                    [*]          Chassis, SW 2400   (8-port)                           [*]
[*]                    [*]          Mainboard, SW 2800                                    [*]
[*]                                 (16-port)
[*]                    [*]          Fan Tray, SW 2800 (16-port)                           [*]
[*]                    [*]          Chassis, SW 2800 (16-port) with operator panel        [*]
                                    / LCD
[*]                    [*]          Quick Loop License                                    [*]
[*]                    [*]          Fabric Watch License                                  [*]
[*]                    [*]          Extended Fabrics                                      [*]
[*]                    [*]          Extended Fabrics                                      [*]
[*]                    [*]          Remote Switch                                         [*]
[*]                    [*]          Remote Switch                                         [*]
[*]                    [*]          8 Port Fibre Channel Switch Single Power Supply       [*]
                                    (SW3200) Includes [*]  (to be included prior to
                                    10/28/03 for availability for Buyer customer
                                    shipments)
[*]                    [*]          8 Port Fibre Channel Switch Single Power Supply       [*]
                                    (SW3200) Includes [*]                                 [*]
[*]                    [*]          Full Fabric Upgrade Includes  [*]                     [*]
[*]                    [*]          16 Port Fibre Channel                                 [*]
                                    Switch Single Power
                                    Supply (SW3800)
                                    Includes [*] - whole unit switch Product
[*]                    [*]          Fan (SW3800)                                          [*]

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                                       5

Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION

IBM P/N / NUMA-Q
    P/N           BROCADE P/N       DESCRIPTION                                        UNIT PRICE
----------------  -----------       -----------                                        ----------
[*]                    [*]          Power Supply (SW3800)                                 [*]
[*]                    [*]          Mainboard FRU (SW3800)                                [*]
[*]                    [*]          32 Port Fibre Channel                                 [*]
                                    Switch Double Power Supply (SW3900)
                                    Includes, [*] - whole unit switch Product
[*]                    [*]          Fan (SW3900)                                          [*]
[*]                    [*]          Power Supply (SW3900)                                 [*]
[*]                    [*]          Mainboard FRU (SW3900)                                [*]
[*]                    [*]          Secure Fabric OS (SW3200)                             [*]
[*]                    [*]          Secure Fabric OS (SW3800)                             [*]
[*]                    [*]          1Gb Secure Fabric OS                                  [*]
[*]                    [*]          Secure Fabric OS (SW3900)                             [*]
[*]                    [*]          Secure Fabric OS (SW12000)                            [*]
[*]                    [*]          Performance Bundle  ([*])                             [*]
[*]                    [*]          Performance Bundle  ([*])                             [*]
[*]                    [*]          32 Port Fibre Channel Core Switch (SW12000)           [*]
                                    Includes 2 Stiletto Port Blades, 2 CP Blades, 4
                                    Power Supplies, 3 Blowers, 6 Port Blade Filler
                                    Panels, 1 Cable Management Pillar, [*].
[*]                    [*]          Rack Mounting Kit 14U, FRU                            [*]
[*]                    [*]          Switch Blade 16 port, 2GB                             [*]
[*]                    [*]          Switch Blade 16 port,                                 [*]
                                    2Gb, FRU
[*]                    [*]          Chassis Door, Includes Plastic and Metal door         [*]
                                    Components and IBM Front Badge
[*]                    [*]          Control Processor Blade                               [*]
[*]                    [*]          Stiletto Port Blade Slot Filler Panel, SW12000,       [*]
                                    FRU
[*]                    [*]          Power Supply , 180-264VAC, 1000W, FRU                 [*]

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                                       6

Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION

IBM P/N / NUMA-Q
    P/N           BROCADE P/N       DESCRIPTION                                        UNIT PRICE
----------------  -----------       -----------                                        ----------
[*]                    [*]          Blower Assembly, FRU                                  [*]
[*]                    [*]          Cable Management Pillar, FRU                          [*]
[*]                    [*]          WWN Card                                              [*]
[*]                    [*]          Power Plug, Switch and Distribution Panel             [*]
[*]                    [*]          Chassis FRU, includes backplane, blower and           [*]
                                    power supply backplane, AC and blower harness.
[*]                    [*]          Rear WWN Bezel Assy                                   [*]
[*]                    [*]          Cable Management Tray                                 [*]
[*]                    [*]          AC Power Cord, FRU                                    [*]
[*]                    [*]          AC Power Cord, UK/Ireland, 250V, FRU                  [*]
[*]                    [*]          AC Power Cord, Cont. Europe CEE7/7, FRU               [*]
[*]                    [*]          AC Power Cord, AUST/INZ, 250V                         [*]
[*]                    [*]          AC Power Cord, Intl IEC                               [*]
[*]                    [*]          Remote Switch software                                [*]
[*]                    [*]          Extended Fabric software                              [*]
[*]                    [*]          Fabric Manager 3.x                                    [*]
[*]                    [*]          ISL Trunking (SW3200)                                 [*]
[*]                    [*]          ISL Trunking (SW3800)                                 [*]


ADDITIONS AND CHANGES

                                                                                                         **13 MONTHS
                                                                                                          SOFTWARE
                                                                                         UNIT            MAINTENANCE
                                                                                       PRICE OF     (INCLUDED IN UNIT PRICE OF
BUYER PART NUMBER  SUPPLIER PART NUMBER     PRODUCT DESCRIPTION                         PRODUCT            PRODUCT)
-----------------  --------------------     -------------------                         -------            --------
[*]                     [*]                 Fabric Manager 4.x-Enterprise
                                            (Unlimited copies per one server/PC)          [*]                 [*]
[*]                     [*]                 Fabric Manager 4.x  - 3.0 to 4.x
                                            Upgrade to Enterprise ([*])                   [*]                 [*]
[*]                     [*]                 Fabric Manager 4.x with 10 Domains            [*]                 [*]
[*]                     [*]                 Fabric Manager 4.x [*]                        [*]                 [*]
[*]                     [*]                 Secure Fabric OS (SW12000/24000)              [*]                 [*]
[*]                     [*]                 32 Port Fibre Channel Director

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                                       7

Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION

                                                                                                         **13 MONTHS
                                                                                                          SOFTWARE
                                                                                         UNIT            MAINTENANCE
                                                                                       PRICE OF     (INCLUDED IN UNIT PRICE OF
BUYER PART NUMBER  SUPPLIER PART NUMBER     PRODUCT DESCRIPTION                         PRODUCT            PRODUCT)
-----------------  --------------------     -------------------                         -------            --------
                                            (SW24000) Includes 2 Meteor Port
                                            Blades, 2 Meteor CP Blades,                   [*]                 [*]
                                            2 Power Supplies, 3 Blowers,
                                            6 Port Blade Filler Panels, 1 Cable
                                            Management Pillar, 2 Power Supply
                                            Filler Panels, Fabric OS, [*]

[*]                     [*]                 Meteor, 16 Port Upgrade Blade                 [*]                 [*]
[*]                     [*]                 Meteor Upgrade kit.  Includes:                [*]                 [*]
                                            2 Meteor 16 port blades and 2
                                            Meteor CP blades

[*]                     [*]                 8 Port Fibre Channel Two Domain               [*]                 [*]
                                            Switch Single Power Supply (SW3250),
                                            [*]
                                            COO - China

[*]                     [*]                 8 Port Fibre Channel Two Domain               [*]                 [*]
                                            Switch Single Power Supply (SW3250),
                                            [*]
                                            COO - United States

[*]                     [*]                 16 Port Fibre Channel Four Domain             [*]                 [*]
                                            Switch, Two Fixed Power Supplies
                                            (SW3850),

                                            v
                                            COO - China

[*]                     [*]                 16 Port Fibre Channel Four Domain             [*]                 [*]
                                            Switch, Two Fixed Power Supplies
                                            (SW3850),
                                            [*]

                                            COO - United States

[*]                     [*]                 Secure Fabric OS (SW3850)                     [*]                 [*]
[*]                     [*]                 Secure Fabric OS (SW3250)                     [*]                 [*]
[*]                     [*]                 Meteor FRU Chassis , includes                 [*]                 [*]
                                            backplane, blower and power supply
                                            backplane, AC and blower harness.,
[*]                     [*]                 Meteor FRU, Chassis Door.  Includes           [*]                 [*]
                                            Plastic and Metal door Components
                                            and IBM Front Badge
[*]                     [*]                 Meteor Switch Blade 16 port, 2Gb, FRU         [*]                 [*]
[*]                     [*]                 Meteor Control Processor Blade, FRU           [*]                 [*]
[*]                     [*]                 FRU, Power Supply Filler Panels               [*]                 [*]
[*]                     [*]                 Extended Fabric                               [*]                 [*]
[*]                     [*]                 Remote Switch                                 [*]                 [*]
[*]                     [*]                 Performance Bundle  (Trunking and             [*]                 [*]
                                            Performance Monitoring)
[*]                     [*]                 Four Domain to Full Fabric Upgrade            [*]                 [*]
[*]                     [*]                 Extended Fabric                               [*]                 [*]
[*]                     [*]                 Remote Switch                                 [*]                 [*]
[*]                     [*]                 Performance Bundle (Trunking and              [*]                 [*]
                                            Performance Monitoring

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                                       8

Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION

                                                                                                         **13 MONTHS
                                                                                                          SOFTWARE
                                                                                         UNIT            MAINTENANCE
                                                                                       PRICE OF     (INCLUDED IN UNIT PRICE OF
BUYER PART NUMBER  SUPPLIER PART NUMBER     PRODUCT DESCRIPTION                         PRODUCT            PRODUCT)
-----------------  --------------------     -------------------                         -------            --------
[*]                     [*]                 Two Domain to Full Fabric Upgrade             [*]                 [*]
                                            includes Fabric Watch
[*]                     [*]                 8 port Switch FRU                             [*]                 [*]
                                            COO - United States
[*]                     [*]                 16 port Switch FRU                            [*]                 [*]
                                            COO - United States

**For purpose of calculating the fees for the [*] Software Maintenance Support Program as described in Section 9.4, [*] for each part number where it is applicable as follows:

                 BROCADE                                                                                         ANNUAL SOFTWARE
IBM PART         PRODUCT                                                                                           MAINTENANCE
NUMBER         PART NUMBER       PRODUCT DESCRIPTION                                                               FEE PER UNIT
------         -----------       -------------------                                                               ------------

[*]                [*]           32 Port Fibre Channel Director (SW24000) Includes 2 Meteor Port Blades,               [*]
                                 2 Meteor CP Blades, 2 Power Supplies, 3 Blowers, 6 Port Blade Filler Panels,
                                 1 Cable Management Pillar, 2 Power Supply Filler Panels, Fabric OS, [*]
[*]                [*]           Meteor Upgrade kit.  Includes:  2 Meteor 16 port blades and 2 Meteor CP blades        [*]
[*]                [*]           8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),                  [*]
                                 Includes [*]
                                 COO - China

[*]                [*]           8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),                  [*]
                                 Includes [*]
                                 COO - United States
[*]                [*]           16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),          [*]
                                 Includes [*]
                                 COO - China
[*]                [*]           16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),          [*]
                                 Includes [*]
                                 COO - United States
[*]                [*]           Fabric Manager 4.x-Enterprise ([*])                                                   [*]
[*]                [*]           Fabric Manager 4.x  - 3.0 to 4.x Upgrade to Enterprise ([*])                          [*]
[*]                [*]           Fabric Manager 4.x with 10 Domains                                                    [*]
[*]                [*]           Fabric Manager 4.x [*]                                                                [*]
[*]                [*]           Secure Fabric OS (SW3850)                                                             [*]
[*]                [*]           Secure Fabric OS (SW3250)                                                             [*]
[*]                [*]           Secure Fabric OS (SW12000/24000)                                                      [*]


OUT OF WARRANTY REPAIR PRICING:

[*]          [*]
[*]          [*]

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Amendment #15 to SOW#1 of IBM/Brocade Agreement ROC-P-68
CONFIDENTIAL INFORMATION



                                       9